UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 22, 2004



                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)



            New York                     1-14761                 13-4007862
-------------------------------   -----------------------   -------------------
       (State or other            (Commission File Number)    (IRS Employer
 jurisdiction of incorporation)                             Identification No.)



        One Corporate Center, Rye, NY                            10580
------------------------------------------                     ----------
 (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



         Item 2.02. Results of Operations and Financial Condition.

         Item 7.01. Regulation FD Disclosure

         The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

         On October 22, 2004, Gabelli Asset Management Inc. (the "Company") issued a press release setting forth the Company's third-quarter 2004 earnings. A copy of the Company's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

SIGNATURE
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Gabelli Asset Management Inc.



                                          By: /s/ Michael R. Anastasio Jr.
                                          --------------------------------
                                          Michael R. Anastasio Jr.
                                          Chief Financial Officer



Date:    October 25, 2004